Voya Retirement Insurance and Annuity Company
and its
Variable Annuity Account C

Voya express VARIABLE ANNUITY

Supplement dated December 17, 2014 to the Contract Prospectus and
Statement of Additional Information, each dated April 29, 2011, as amended

The following information updates and amends certain information contained in your variable annuity Contract
Prospectus and Statement of Additional Information (“SAI”). Please read it carefully and keep it with your Contract
Prospectus and SAI for future reference.

Important Information Regarding the VY® PIMCO Bond Portfolio

Effective on or about December 12, 2014, the VY® PIMCO Bond Portfolio will be renamed Voya Aggregate Bond
Portfolio and Voya Investment Management Co. LLC will replace Pacific Investment Management Company LLC as subadviser.

Information in your Contract Prospectus regarding the fund referenced above is changed accordingly.

The following information only affects you if you currently invest in or plan to invest in the subaccounts that correspond to the Voya Global Resources Portfolio and the Voya International Value Portfolio.

Notice of and Important Information About an Upcoming Fund Reorganization

The Board of Trustees of Voya Variable Products Trust approved a proposal to reorganize the following “Merging
Portfolios” with and into the following “Surviving Portfolio.” The proposed reorganization is subject to approval by the shareholders of each Merging Portfolio. The proposed reorganization is subject to shareholder approval. If shareholder approval is obtained, it is expected each reorganization will be effective on or about the close of business on March 6,
2015 (the “Reorganization Date”).

Merging Portfolios	Surviving Portfolio
Voya Global Resources Portfolio (Class ADV)	Voya Global Value Advantage Portfolio (Class S)
Voya International Value Portfolio (Class S)[1]

Voluntary Transfers Before the Reorganization Date. Prior to the Reorganization Date, you may transfer amounts allocated to the subaccount that invests in the Merging Portfolios to any other available subaccount or any available fixed interest option. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers. See the “Transfers Among Investment Options” section of your Contract Prospectus for information about making subaccount transfers.

[1] This fund is only available to individuals invested in the fund prior to April 29, 2011.

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On the Reorganization Date:
· Your investment in the subaccount that invested in the Merging Portfolios will automatically become an investment in the subaccount that invests in the Surviving Portfolio with an equal total net asset value. You will not incur any tax liability because of this automatic reallocation and your contract value immediately before the reallocation will equal your contract value immediately after the reallocation; and
· All existing account balances invested in Class ADV shares of the Voya Global Resources Portfolio will automatically become investments in the subaccount that invests in Class S shares of the Voya Global Value
Advantage Portfolio which will be open for investments under your contract. Class S shares have lower total fund expenses than Class ADV shares, and the effect of this transaction is to give contract owners an investment in a similar fund managed by the same investment adviser at a lower cost.

Automatic Fund Reallocation After the Reorganization Date. After the Reorganization Date, the Merging Portfolios
will no longer be available through your contract. Unless you provide us with alternative allocation instructions, after the Reorganization Date all allocations directed to the subaccount that invested in the Merging Portfolios will be automatically allocated to the subaccount that invests in the Surviving Portfolio. See the “Transfers Among Investment
Options” section of your Contract Prospectus for information about making fund allocation changes.

Allocation Instructions. You may give us alternative allocation instructions at any time by contacting us at Customer
Service, Defined Contribution Administration, P.O. Box 990063, Hartford, CT 06199-0063 or calling us at
1-800-262-3862.

Information about the Voya Global Value Advantage Portfolio. In connection with the upcoming fund reorganization involving the Voya Global Resources Portfolio (Class ADV) and the Voya International Value Portfolio
(Class S), effective on the Reorganization Date, the Voya Global Value Advantage Portfolio (Class I) will be added to your contract as an available investment option. The following chart lists summary information regarding the Voya
Global Value Advantage Portfolio and is added to Appendix I in your Contract Prospectus.

Fund Name and
Investment Adviser/Subadviser	Investment Objective(s)
Voya Global Value Advantage Portfolio	Seeks long-term capital growth and current income.

Investment Adviser: Voya Investments, LLC

Subadviser: Voya Investment Management Co.
LLC

More Information is Available

More information about the funds available through your contract, including information about the risks associated with investing in them, can be found in the current prospectus and SAI for each fund. You may obtain these documents by contacting your local representative or by writing or calling the Company at:

Customer Service
Defined Contribution Administration
P.O. Box 990063
Hartford, CT 06199-0063
1-800-262-3862

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

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Important Information Regarding “The Company”

The third paragraph under “The Company” section in your Contract Prospectus and the third paragraph under the
“General Information and History” section in your SAI is deleted and replaced with the following:

Voya is an affiliate of ING Groep N.V. (“ING”), a global financial institution active in the fields of insurance, banking and asset management. In 2009 ING announced the anticipated separation of its global banking and insurance businesses, including the divestiture of Voya, which together with its subsidiaries, including the Company, constitutes
ING’s U.S.-based retirement, investment management and insurance operations. As of November 18, 2014, ING’s ownership of Voya was approximately 19%. Under an agreement with the European Commission, ING is required to divest itself of 100% of Voya by the end of 2016.

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